UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021
RED ROBIN GOURMET BURGERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6312 S. Fiddlers Green Circle, Suite 200N
Greenwood Village, Colorado            80111
(Address of principal executive offices)         (Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RRGB	NASDAQ	(Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e)     On May 20, 2021, the stockholders of Red Robin Gourmet Burgers, Inc. (the "Company") approved an amendment to the Company's 2017 Performance Incentive Plan (the "2017 Plan") at the Company's annual stockholders meeting. The amendment increases the number of shares of common stock of the Company authorized for issuance under the 2017 Plan by 350,000 shares. The material terms of the 2017 Plan, as amended, are summarized in the Company's definitive proxy statement, dated April 5, 2021, under the heading "Proposal 3 – Approval of the Amendment to the 2017 Performance Incentive Plan." Such summary and the description above do not purport to be complete and are qualified in their entirety by reference to the text of the 2017 Plan, as amended, which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.
ITEM 5.07    Submission of Matters to a Vote of Security Holders
The Company held its annual stockholders meeting on May 20, 2021. Of the 15,580,649 shares of common stock issued and outstanding as of the record date, 14,181,166 shares of common stock (approximately 91.02%) were present or represented by proxy at the annual meeting. The Company's stockholders elected all of the directors nominated by the Company's board of directors; approved, on an advisory basis, the compensation of the Company's named executive officers; approved an amendment to the Company's 2017 Plan, and ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2021 fiscal year. The vote results for the matters submitted to stockholders are as follows:

1.    Election of directors:

Name	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
Anthony S. Ackil	12,606,205	195,902	4,985	1,374,164	98.47%
Thomas G. Conforti	12,605,830	196,242	4,930	1,374,164	98.47%
Cambria W. Dunaway	12,032,405	769,872	4,815	1,374,164	93.99%
G.J. Hart	12,427,301	374,525	5,176	1,374,164	97.07%
Kalen F. Holmes	11,993,309	807,957	5,736	1,374,164	93.69%
Glenn B. Kaufman	12,206,830	595,305	4,867	1,374,164	95.35%
Steven K. Lumpkin	12,218,332	583,794	4,876	1,374,164	95.44%
Paul J.B. Murphy III	12,606,889	194,971	5,142	1,374,164	98.48%
David A. Pace	12,386,708	415,176	5,118	1,374,164	96.76%
Allison Page	12,610,374	191,600	5,028	1,374,164	98.50%
Anddria Varnado	12,699,150	101,306	6,546	1,374,164	99.21%

2.    Approval, on an advisory basis, of the compensation of the Company's named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
12,006,067	781,558	19,377	1,374,164	93.89%

3.    Approval of an amendment to the Company's 2017 Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
10,259,099	2,522,807	25,096	1,374,164	80.26%

4.    Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 26, 2021:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
14,158,309	18,860	3,997	0	99.87%

ITEM 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	Red Robin Gourmet Burgers. Inc. 2017 Performance Incentive Plan (as Amended). Incorporated by reference to Appendix A to our Definitive Proxy Statement filed on April 5, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2021

RED ROBIN GOURMET BURGERS, INC.

By:	/s/ Michael L. Kaplan
Name:	Michael L. Kaplan
Title:	Executive Vice President and Chief Legal Officer

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